UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2019 (December 11, 2019)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CYH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Thomas J. Aaron as Executive Vice President and Chief Financial Officer of the Company

On December 12, 2019, Community Health Systems, Inc. (the “Company”) issued a press release announcing that Thomas J. Aaron, Executive Vice President and Chief Financial Officer, will retire as an officer of the Company effective December 31, 2019. Mr. Aaron informed the Company’s Board of Directors of his retirement on December 11, 2019. It is anticipated that, upon his retirement, Mr. Aaron will enter into a consulting agreement with the Company, pursuant to which he will advise the Company’s management team on its margin improvement programs. A copy of the press release making this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 5.02.

Intent to Appoint Kevin J. Hammons as Chief Financial Officer of the Company

In conjunction with Mr. Aaron’s retirement, the Company intends to appoint Kevin J. Hammons as Chief Financial Officer of the Company effective January 1, 2020.

Mr. Hammons, age 54, currently serves as Senior Vice President, Assistant Chief Financial Officer and Treasurer of the Company. He is responsible for overseeing accounting and financial reporting, SEC reporting, budgeting, design and implementation of financial systems and processes, capital market transactions, corporate finance and treasury management functions, and the Company’s divestiture program. Mr. Hammons joined the Company in 1997, and, in 2002, he was promoted to Assistant Vice President (later Vice President), Financial Reporting. In 2012, he was promoted to Vice President (later Senior Vice President) and Chief Accounting Officer. In 2017, Mr. Hammons was named Assistant Chief Financial Officer, and in 2018, he was also named Treasurer. Prior to joining the Company, Mr. Hammons served in various positions in the Assurance and Advisory Services practice at Ernst & Young LLP from 1988 until 1997, serving both public and privately-held companies. Mr. Hammons holds a bachelor of arts degree from Malone University in Canton, Ohio, and serves as a member of its Board of Trustees. He is also a Certified Public Accountant.

Mr. Hammons is not a party to any material plan, contract or arrangement with the Company entered into in connection with his upcoming appointment, and Mr. Hammons’ compensation as Chief Financial Officer has not yet been determined.

A copy of the press release related to Mr. Hammons’ appointment as the Company’s Chief Financial Officer is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibit is incorporated herein by reference:

Exhibit No.	Description

99.1	Community Health Systems, Inc. Press Release dated December 12, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2019	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer
(principal executive officer)